UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): February 28, 2017 (February 27, 2017)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 27, 2017, Wheeler Real Estate Investment Trust, Inc. (the “Company”), issued a press release announcing its financial results for the three months and year ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company's Supplemental Operating and Financial Data for the three months and year ended December 31, 2016 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

One-for-Eight Reverse Stock Split

On February 27, 2017, the Company issued a press release announcing its Board of Directors has approved a reverse stock split of the Company’s outstanding shares of common stock, $0.01 par value par share (the “Common Stock”) at a ratio of one-for-eight. The reverse stock split is scheduled to take effect at about 5:00 p.m. Eastern Time on March 31, 2017 (the “Effective Time”). At the Effective Time, every eight issued and outstanding shares of Common Stock of the Company will be converted into one share of Common Stock of the Company. In addition, at the Effective Time, the number of authorized shares of Common Stock will also be reduced on a one-for-eight basis. The par value of each share of Common Stock will remain unchanged. Trading in the Company’s Common Stock on a split-adjusted basis is expected to begin at the market open on April 3, 2017. The Company’s Common Stock will continue trading on NASDAQ under the symbol “WHLR” but will be assigned a new CUSIP number. As a result of the reverse stock split, the number of outstanding shares of Wheeler’s Common Stock will be reduced from approximately 68,030,549 to approximately 8,503,819. Concurrently, the authorized number of shares of Common Stock will be reduced from 150,000,000 to 18,750,000. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Quarterly Dividends

On February 27, 2017 the Company issued a press release announcing that effective April 1, 2017, its Board of Directors has approved a change in the Company’s Common Stock dividend payment schedule such that future dividends will be paid quarterly commencing in July 2017 to shareholders of record on June 30, 2017. Giving effect to the reverse stock split, the distribution rate will be multiplied by 8, or $0.42 per share on a quarterly basis. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

99.1
Press release, dated February 27, 2017, announcing the Company's financial results for the three months and year ended December 31, 2016, reverse stock split and quarterly common stock dividend schedule.

99.2	Supplemental Operating and Financial Data for the three months and year ended December 31, 2016.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: February 28, 2017

EXHIBIT INDEX

Number	Description of Exhibit
99.1
Press release, dated February 27, 2017, announcing the Company's financial results for the three months and year ended December 31, 2016, reverse stock split and quarterly common stock dividend schedule.

99.2	Supplemental Operating and Financial Data for the three months and year ended December 31, 2016.